Recoverable Taxes	12 Months Ended
Dec. 31, 2025
Recoverable Taxes [Abstract]
Recoverable taxes

7 Recoverable taxes

Recoverable taxes as of December 31, 2025 and December 31, 2024 was comprised of the following:

	December 31, 2025	December 31, 2024
Value-added tax on sales and services – ICMS / IVA / VAT / GST	732,866	650,728
Social contribution on billings - PIS and COFINS	380,218	404,673
Withholding income tax - IRRF / IRPJ	1,683,298	960,161
Excise tax – IPI	16,950	16,176
Reintegra	5,180	7,657
Other	13,271	10,788
	2,831,783	2,050,183
Current	957,211	637,728
Non-current	1,874,572	1,412,455
	2,831,783	2,050,183

Value-added tax on sales and services (ICMS/ IVA / VAT / GST): Refers to excess credits derived from purchases of raw materials, packaging and other materials over tax charges due on domestic sales, since exports are exempt. Since these credits do not expire, the Group expects to recover the total amount of the tax credit, including Brazilian ICMS credits from other states (based on the difference between the statutory rate of tax and the effective rate for ICMS collection in the state of origin) either through offsetting tax charges on domestic sales or through purchases of fixed assets, packaging, electricity, and other vendors.

Social contribution on billings - PIS and COFINS: Refers to value added taxes (non-cumulative PIS and COFINS credits) arising from purchases of raw materials, packaging and other materials used in products sold in markets outside of Brazil. Such credits do not expire and can be offset against other federal taxes, such as income taxes, or used to settle, administrative or judicial proceedings. The Group started to offset the PIS and COFINS credits generated, starting in August 2018 with social security debts.

Withholding income tax - IRRF/IRPJ: Refers mainly to income tax paid by foreign subsidiaries, Brazilian withholding income tax on short-term investments, and income tax and social contribution prepayments made based on estimates. As of December 31, 2025, the amount of US$ 1.97 billion (US$1.61 billion as of December 31, 2024) relates to income tax credits from foreign subsidiaries, which have no expiration period. Additionally, US$632,339 (US$ 760,622 as of December 31, 2024) corresponds to provisions for income taxes on the taxable profits of foreign subsidiaries due to disputes over the taxation of earnings from affiliates in countries with international treaties. As a result, the net amount for the Group, representing the difference between the tax credit and the provision, is US$1.34 billion (US$ 857,517 as of December 31, 2024).

Excise tax – IPI: Refers to value added taxes incurred upon the production of goods in Brazil. The rates may differ according to the type of product, volume or selling price. These credits do not expire and can be used to pay other federal taxes or reimbursed in cash.

Reintegration of the Special Tax Values - Reintegra: Refers to tax incentives for exports which can be fully or partially reimbursed in cash. Tax credit amounts are calculated by multiplying the statutory rate by gross revenue from the export of certain commercial products. These credits do not expire and can be offset against other federal taxes, such as income taxes, or reimbursed in cash.